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                                                                       EXHIBIT 5

[TRAVELERS LOGO]

                                      TRAVELERS PREMIER ADVISERS - ASSET MANAGER
                                                            DATA COLLECTION FORM

The Travelers Insurance Company and its Affiliates
One Tower Square, Hartford, CT  06183-8034
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ISSUING COMPANY
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(Check one):
[ ] The Travelers Insurance Company (KS, ME, NC, NH, PR, TN, WY)
[ ] The Travelers Life and Annuity Company (All other jurisdictions except NY)
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OWNER INFORMATION (The Owner will be used for all correspondence and tax reporting purposes)
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Name                                 Date of Birth (DOB):
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Address
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SS#                                  Sex [ ] M [ ] F    U.S. Citizen [ ] Y [ ] N
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[ ] Joint Owner (Nonqualified only)               Name:
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Relationship to Owner:               SS#                      DOB
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ANNUITANT (IF DIFFERENT FROM OWNER) (If no Annuitant is specified, the Owner stated above will be the Annuitant.)
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Name
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SS#                                  Sex [ ] M [ ] F    DOB:
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[ ] Contingent Annuitant (Nonqualified only)      Name:
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SS#                                  Sex [ ] M [ ] F    DOB:
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BENEFICIARY INFORMATION
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PRIMARY  CONTINGENT  FULL NAME       RELATIONSHIP TO OWNER        % TO RECEIVE
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[ ]      [ ]
[ ]      [ ]
[ ]      [ ]
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TYPE OF PLAN                                                     PURCHASE AMOUNT
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[ ] Nonqualified                  [ ] IRA Rollover/Transfer          (minimum
[ ] 403(b) TSA Rollover/Transfer  [ ] Roth IRA Rollover/Transfer      $20,000)
[ ] Other:                        [ ] Roth IRA Conversion           $
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INVESTMENT OPTIONS (total must equal 100%)
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
FUND                                    PERCENTAGE   FUND                                    PERCENTAGE
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
MAS Mid Cap Value Portfolio                  %       Van Kampen Domestic Income Portfolio         %
MAS Value Portfolio                          %       Van Kampen Emerging Growth Portfolio         %
Morgan Stanley Emerging Markets Equity       %       Van Kampen Enterprise Portfolio              %
Morgan Stanley Real Estate Securities        %       Van Kampen Government Portfolio              %
Salomon Brothers Capital Fund                %       Van Kampen Growth and Income Portfolio       %
Salomon Brothers High Yield Bond Fund        %       Van Kampen Money Market Portfolio            %
Salomon Brothers Investors Fund              %       Travelers Fixed Account                      %
Salomon Brothers Strategic Bond Fund         %       Other                                        %
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
DEATH BENEFIT

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[ ] Standard      [ ] Enhanced (if no option is checked, you will receive the
                                Standard Death Benefit)
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REPLACEMENT INFORMATION
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Will the contract applied for replace any existing annuity contract or life insurance policy? [ ] Y  [ ] N

If yes, please specify company name & contract #:
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ACKNOWLEDGMENT
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I understand the contract will take effect when the first purchase payment is received and the application is approved in the Travelers Home Office. I UNDERSTAND THAT ANNUITY PAYMENTS AND VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. No representative is authorized to make changes to the contract or application. I ACKNOWLEDGE RECEIPT OF A CURRENT PROSPECTUS. For Nonqualified contracts, if the owner is a trust, I/we hereby certify the trust is solely for the benefit of a natural person and not a Deferred Compensation Plan. For Nonqualified contracts, if the Owner dies and is survived by the Annuitant before payments begin under an Annuity or Income Option, the surviving Joint Owner assumes full ownership of the contract and not the beneficiary named by Written Request.

Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or a statement of claim containing any materially false information, or who conceals, for the purpose of misleading, any information concerning any fact material thereto, commits a fraudulent act which may be a crime subjecting such person to criminal and civil penalties.
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Owner's Signature                                        Date:
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Joint Owner's Signature                                  Date:
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City, State where signed:
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FINANCIAL ANALYST USE ONLY
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I acknowledge that all data representations and signatures were recorded by me or in my presence in response to my inquiry and request and that all such representations and signatures are accurate and valid to the best of my knowledge and belief.

Will the contract applied for replace any existing annuity contract or life insurance policy? [ ] Y [ ] N
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FA's Name                             Date
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FA's Signature                        SS#                License #
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FA Phone #:                           FA Fax #:
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Broker/Dealer
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